The Village at Auburn Durham, NC INVESTOR PRESENTATION June 2022

1 Table of Contents Overview 2 Recent Developments 3 – 7 Our Competitive Advantage 8 – 14 Our Strategic Investment Opportunities 15 – 22 Our Path Forward 23 – 26 Appendix Track Record of Value Creation 28 Market Statistics 29 Value Add Summary 30 Market Profiles 31 – 45 Demographic Profile 46 End Notes 47 – 48 Definitions and Non-GAAP Financial Measure Reconciliations 49 – 51 Forward-Looking Statement 52

2 IRT Overview OWN AND OPERATE Sunbelt Exposure 70% of NOI 120 Communities (2) 35,594 Units (2) 95.4% Combined Same Store Average Occupancy PORTFOLIO SUMMARY (1) 1Q22 COMBINED SAME STORE HIGHLIGHTS • NOI growth: 16.2% (5) • Avg effective rent $1,373, +10.4% Y-o-Y(6) • Average occupancy: 95.4% (6) UPSIDE FROM VALUE ADD • ~20,000 Unit Value Add Renovation Pipeline • Projects to date have generated an 19.4% unlevered return on investment (7) and an avg rental increase of 21.4% IRT EQUITY MARKET CAPITALIZATION OF $6.0 BILLION (4) Independence Realty Trust (IRT) Communities Average community age (2) 22 years $6.2B In gross assets FL GAALTX CO OK IL IN OH KY TN SC NC VA PA IRT Corporate Offices (3) 2022 GUIDANCE • Targeting 12.5% combined same store NOI growth (up from 11%) and 25% Core FFO per share growth (up from 21%) at the midpoint of our guided range (8) All notations throughout this presentation appear as “End Notes” on pages 47-48.

3 Highlighting IRT’s Recent Developments Legacy at Jones Farm Huntsville, AL

4 IRT and Steadfast Apartment REIT (STAR) Merger Integration Complete On December 16, 2021, IRT and STAR merged to form a combined company with an equity market capitalization of approximately $5.6 billion and a total enterprise value of approximately $8.1 billion(1) Creation of a best-in-class platform, with further value add redevelopment opportunities and notable economies of scale in markets where we expect to benefit from strong growth fundamentals ✓ Deleveraging: Completed sale of 9 properties previously identified for sale; gross sale proceeds of $403 million from these non-core asset sales, along with proceeds received from July forward equity offering totaling $272 million were used to pay down debt, reducing IRT’s net debt to EBITDA ratio to 7.6x based on impact of full deleveraging ✓ Operations & Synergies: $23 million in G&A synergies expected for 2022 and on track to deliver $8 million of property operating synergies, as we implement best practices of both companies ✓ Technology: Integrated IRT’s property and revenue management systems across all former STAR communities ✓ People: Combined teams, which included merging HR systems and benefit plans All notations throughout this presentation appear as “End Notes” on pages 47-48.

5 Strong Performance Across Key Operating Metrics 11.6% 20.6% 18.5% 15.7% 16.6% 4.0% 6.1% 10.1% 10.2% 9.6% 8.2% 12.1% 14.0% 12.8% 12.3% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 22% 2Q21 3Q21 4Q21 1Q22 2Q22 to date Blended Lease-Over-Lease Rental Rate Changes (1) New lease Renewal lease Blended 95.5% 94.2% 95.3% 96.4% 94.9% 96.2%96.8% 95.0% 96.5%96.3% 95.0% 96.0%95.5% 94.6% 95.4%95.6% 94.7% 95.5% 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% Same Store Excluding Value Add Same Store Value Add Same Store Total Occupancy Rates 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 to date Combined Same Store Portfolio (113 Properties / 33,804 Units) All notations throughout this presentation appear as “End Notes” on pages 47-48. With a current loss-to-lease of 18%, we continue to have pricing power throughout leasing season

6 Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same store NOI growth and CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable. IRT is Delivering Industry Leading Operating Performance Relative to peers in non-gateway and gateway markets, IRT outpaced industry growth over the past few years and momentum is expected to continue due to our attractive location in sunbelt markets, as well as our investments in value add renovations and new development initiatives Graph to be linked to excel file IRT Non-Gateway Coastal Peer Group 85 90 95 100 105 110 115 120 125 130 2019 2020 2021 2022 Guidance (Mid-Point) Same Store NOI Growth CFFO per Share Growth IRT Non-Gateway Coastal Peer Group 80 85 90 95 100 105 110 115 120 125 130 135 140 2019 2020 2021 2022 Guidance (Mid-Point)

7 2022 Full Year EPS and CFFO Guidance (1)(2) Low High Earnings per share $0.50 $0.52 Adjustments: Depreciation and amortization (3) 1.12 1.12 Gain on sale of real estate assets (4) (0.58) (0.58) CORE FFO per share $1.04 $1.06 CORE FFO ($s in millions) Same Store Communities 2022 Outlook (5) Number of properties/units 113 properties / 33,804 units Property revenue growth 9.1% to 10.1% Controllable operating expense growth 3.0% to 4.0% Real estate tax and insurance expense growth 6.5% to 8.5% Total operating expense growth 4.25% to 5.75% Property NOI growth 11.5% to 13.5% Key Operating Assumptions Corporate Expenses General & administrative expenses and Property management expenses $48.0 to $51.0 million Capital Expenditures Recurring $18.5 to $21.5 million Value add & non-recurring $42.5 to $47.5 million Development $65.0 to $75.0 million Transaction/Investment Volume (7) Acquisition volume $25 to $250 million Disposition volume $157 to $400 million Interest expense (6) $98.0 to $100.0 million $55.7 $65.1 $68.5 $75.9 $92.0 $240 2017 2018 2019 2020 2021 2022e Guidance Full Year 2022 Guidance ➢ Double-digit NOI growth in 2022e, to be supported by average occupancy of 95.6% at the midpoint of our guided range, with an expected increase of 10.5% in average rental rate ➢ Merger synergies and technological efficiencies will help offset inflationary pressures on operating expenses ➢ Robust investment pipeline for value add renovations and ground up development poised to fuel future growth All notations throughout this presentation appear as “End Notes” on pages 47-48.

8 Merger with Steadfast Strengthens Our Competitive Advantage Reflections on Sweetwater NW, Lawrenceville, GA

9 A Compelling Transaction – Joining Together Two High-Quality Portfolios Synergies and Strengthened Operating Platform Improved Long-Term Growth Profile Through Value Add Program Complementary Portfolios with Benefits of Size and Scale Expanded Presence Across High Growth U.S. Sunbelt Region Creation of ~$8bn Multifamily REIT Focused on Non-Gateway Markets Own & operate over 35,000 units across 120 properties in attractive, non-gateway markets, increasing our size and economies of scale Benefit from positive trends such as above average population and employment growth, as well as new household formation Immediately accretive to Core FFO per share and creates an attractive portfolio to support IRT’s sector leading NOI growth Create a more competitive operating platform through the integration of best practices with annual gross synergies of ~$31 million Establish a pipeline for future redevelopment with the ability to achieve outsized rent growth and generate unlevered ROI of ~20%

10 A Compelling Transaction – Meaningful & Identifiable Synergies to Drive Growth Portfolio Overlap Creates Operating Synergies Immediate Core FFO/Share Accretion with Additional Earnings Enhancement Potential • Significant portfolio overlap and economies of scale expected to generate at least $8 million of annual operating synergies • Cost of capital advantages as company continues to grow • Long-term interest savings as in-place mortgage debt is refinanced Additional Earnings Growth Opportunities Our high-quality combined portfolio coupled with significant corporate and operating synergies create immediate earnings accretion; additional levers exist to further enhance earnings over the long-term Established Platform with Embedded Growth Profile • Defined investment strategy in high-growth, non-gateway markets with attractive demographics • Strong track record of value creation through capital recycling and value add programs Value Add Renovations Accelerate Growth • New opportunities to renovate approximately 12,000 units at STAR communities • Expect to generate 15% to 20% ROI on renovations, consistent with IRT’s existing value add program Meaningful Corporate Expense Savings • Expect $23 million of annual corporate expense savings

11 Top 10 Markets Expanded Presence Across High Growth U.S. Sunbelt Region PORTFOLIO SUMMARY Sources: IRT and STAR filings as of 3/31/2022, CoStar, Kinder Institute. Note: STAR excludes three development assets. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Geographic Distribution Combined company includes 120 communities across resilient, high growth markets Independence Realty Trust Properties  Expand IRT’s presence in high-growth metros including Atlanta and Dallas with new exposure to Denver and Nashville  The Sunbelt region has exhibited strong fundamentals with favorable population migration trends as people seek a lower cost of living, better tax policy, and growing economic opportunity Represents incremental market exposure Represents new market exposure for IRT (2) OWN AND OPERATE Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop FL GAALTX CO OK IL IN OH KY TN SC NC VA Sunbelt Exposure Communities 78 Units 24,433 % of NOI 70% (1) Market Units % Unit % NOI Atlanta 5,180 15% 16% Dallas 4,007 11% 12% Denver 2,292 6% 8% Columbus 2,510 7% 6% 2,256 7% 6% Indianapolis 5% 5%Raleigh-Durham 1,690 6% 5%Oklahoma City 2,147 6% 5% Houston 1,932 5% 4% Memphis 1,383 4% 4% Total 25,833 73% 71% Louisville 2,436 (3) All notations throughout this presentation appear as “End Notes” on pages 47-48.

12 Increased Presence in Markets with Strong Fundamentals Combined company’s markets outperform the national average and gateway markets in two key fundamentals for multifamily asset performance, population and employment growth Outsized Population Growth Employment Change vs. 2019 National Average 21’ 22’ E 23’E 20’ vs. 19’ 21’ vs. 19’ 22’E vs. 19’ Source: CoStar 2022 Q1 data release -6.01% -1.93% 1.18% -9.84% -4.37% 0.95% -4.11% -0.31% 3.00% 0.11% 0.29% 0.50% -0.57% 0.27% 0.56% 0.95% 0.72% 0.85%

13 Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C ◼ Higher income residents move down in a recession ◼ Renters move down to Class B as rent increases outstrip income growth ◼ Capture households moving down in a recession ◼ Capture seniors who sell homes to fund retirement ◼ Capture individuals/families moving up with career progression ◼ Lower income residents move up as income grows Sample Resident Demographic: ◼ Value driven ◼ Middle income category ◼ Renters by necessity Residents Require Accommodations That Are: ◼ Affordable ◼ Well maintained, spacious, comfortable, clean and modern ◼ Equipped with state-of-the-art amenities ◼ Conveniently located Class B Positioning: ◼ Most opportunity to consistently increase rents ◼ Less exposure to homeownership ◼ Less likely to be impacted from new construction Our multifamily exposure is a natural inflation hedge due to our ability to reset rents annually

14 Stable Cash Flow Profile Source: Costar Q1 2022 Data Release All notations throughout this presentation appear as “End Notes” on pages 47-48. Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected Asset Class Segments) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to gateway markets and Class A properties. (1) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to Gateway Markets and Class A properties (National Avg) (National Avg) (2)

15 Our Strategic Investment Opportunities The Views of Music City Nashville, TN

16 Driving Accretive Growth with Multiple Investment Levers Value Add Renovations Acquisitions / Capital Recycling Preferred Equity Investments and Joint Ventures Renovate existing properties/units where there is the potential for outsized rent growth Expand presence in markets where we see attractive long-term fundamentals while exiting lower growth markets Invest in multifamily development by providing capital to third- party developers, while building a pipeline for future acquisitions through purchase options Identified renovations at ~12,000 former STAR units and ~8,000 IRT units; foresee several years of redevelopment, generating a comparable 20% historical return on interior costs 20%+ Unlevered ROI, unlocking additional NOI compared to unrenovated units Acquire properties in existing core markets that have favorable real estate and economic fundamentals Acquire properties in our target markets using proceeds from dispositions at breakeven or accretive returns Participate in new development, specifically in the southeast and broader sunbelt region when shovel ready 15-20% Unlevered IRR, with the option to purchase at attractive cap rates between 5-5.5% Investment Overview Market Opportunity Target Returns

17 Improved Long-Term Growth Profile through Value Add Program  ~12,000 former STAR units and ~8,000 IRT units identified for value add renovations  Expect to implement IRT’s value add platform at former STAR units and drive outsized rental growth  IRT’s historical projects have generated a 19.4% return on investment across approximately 4,100 units, resulting in over $202 million of incremental value creation (1) Sizeable ~20,000 unit value add pipeline providing over $800 million of incremental shareholder value Value Add Pipeline (2) (4) (3) (5) ($ in millions) In-Place Program Future Pipeline Total Units to Renovate 7,199 4,225 11,424 12,000 Units Renovated-to-Date (4,097) - (4,097) - Remaining Units to Renovate 3,102 4,225 7,327 12,000 Remaining Renovation Costs (3) $37 - $40 $51 - $55 $88 - $95 $144 - $156 Incremental NOI (4) $7 - $8 $10 - $11 $17 - $18 $28 - $30 Incremental Value Creation (5) $143 - $155 $195 - $211 $339- $367 $554 - $601 Combined Company 23,424 (4,097) 19,327 $232 - $251 $45 - $49 $893 - $967 All notations throughout this presentation appear as “End Notes” on pages 47-48.

18 Value Add Expectations for Full Year 2022 • Expect to Renovate ~1,950 Units • 12 communities undergoing renovations, with an additional 10 communities that will be added this year Longer-Term Guidance, Starting in Full Year 2023 • Expect to Renovate ~4,000 Units Per Year Continue to Invest in Our Long-Standing Value Add Program—— Historically generated unlevered ROI of approximately 20% Units to Be Renovated* STAR Total Units 1Q22 2 143 2Q22e 5 3Q22e 4Q22e FY22EFY 2e Legacy IRT 141 202 650 325 1,318 275 350 632 207 925 675 1,950 Pipeline of ~20,000 value add units which includes ~12,000 former STAR units *2Q22-4Q22 & FY22 units to be renovated are estimates

19 Engaging in Attractive Investment Opportunities with Our Joint Venture Development Program Focused on joint ventures in new multifamily development in core non-gateway markets • Two-phase horizontal multifamily development with 400 purpose-built rentals, all within one community • Investment is expected to total $37.1 million, of which $16.4 million was funded in March 2022 • Ideally positioned in Huntsville market with easy access to major retail and proximity to the Cummings Research Park Virtuoso Huntsville, AL • Invested in a joint venture developing three communities totaling 504 units in September 2021 • Exercised our purchase option and acquired the first of those communities in April 2022 for $25.4 million, effectively acquiring the property at a 5.47% economic cap rate, after considering our development profit • Expanded our presence in this high-growth market with favorable demographics and currently at 93.8% occupancy at Views of Music City Views of Music City I & II / The Jackson Nashville, TN • Invested in a joint venture developing a 402 unit community in June 2021 • Project is expected to be completed in Q2 2023, with the right to purchase upon completion; IRT’s investment is expected to total $16.8 million • Entered a new market with strong fundamentals Metropolis at Innsbrook Richmond, VA

20 Accelerating Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology which will create additional efficiencies and allow our staff to focus on their most important tasks and functions. • This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. • Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning is likely to lead to a reduction of bad debt, increased visibility of emerging market trends, and on-going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. • SMS texting, virtual tours and an improved online application process promote higher conversions. • IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. • The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. • IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly properties.

21 Focusing on Our ESG Initiatives We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society Preparing our first Sustainability Report and expect to publish it later this year Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically water conservation, energy management, reduced consumption, waste management Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, regardless of the environment outside their door with enhanced amenities, a robust maintenance program and resident & community events

22 Examples of IRT’s ESG Initiatives IRTree Program IRT has partnered with One Tree Planted to plant one tree for every new resident that joins the IRT family. The reforestation projects are located in Florida and Appalachia. ➢ IRT sponsored the planting of over 18,000 trees through our partner, One Tree Planted since inception of this program in April 2020. ➢ IRT’s ultimate goal is to reduce its carbon footprint while maximizing value and experience for all stakeholders. Shelters to Shutters A national organization that partners with real estate management companies, like IRT to transition individuals and families out of homelessness and into economic self- sufficiency by providing full time employment, housing and career training opportunities in partnership with the real estate industry. ➢ Since 2019, IRT has offered discounted housing and full-time employment to 16 situationally homeless individuals and their families. ➢ In 2020, IRT was named Shelters to Shutters Industry Partner of the Year.

23 Our Path Forward Capitalization and Leverage Bristol Village Aurora, CO

24 70.4% 29.6% Maintain a Simple Capital Structure $8.6bn Common Equity Debt  The combined company maintains a simple capital structure consisting of secured and unsecured debt  Maintain conservative financial and credit policies and expect to further delever the balance sheet through non-core asset sales, organic NOI growth, value add revenue, etc.  Focus on transitioning to a predominantly unsecured capital structure  Majority of debt is fixed rate (or hedged), further de-risking the balance sheet  Transaction extends weighted average maturity profile to over 6 years, with minimal near-term maturities Total Capitalization (1)Balance Sheet Highlights Debt Maturity Schedule $8 $11 $408 $172 $459 $1,431 2022 2023 2024 2025 2026 2027+ Unsecured Secured % of total 0% 0% 15% 7% 23% 54% 95% Fixed / Hedged 5% Floating ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 47-48.

25 Leverage: Where We Are and Where We Are Going We are focused on continuing to improve the combined company’s leverage profile 7.6x Low-7’s Mid-6’s Deleveraging Post-Merger, through a combination of  Our July forward equity raise of $272 million on 16.1 million shares  Disposition of 9 properties for total gross sale proceeds of $403 million Progressing Towards Our New Mid-Term Target of Mid-6’s  Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates  Completion of value add renovations consistent with historical track record A B Net Debt to Adjusted EBITDA Q1 2022 Q4 2022e ~Q4 2023e

26 Compelling Investment Opportunity With a Path to Long-Term Growth The Residences on McGinnis Ferry Suwanee, GA Leading Multifamily REIT with Benefits of Increased Size and Scale, Focused on the High-Growth U.S. Sunbelt Region Substantial Post-Merger Synergies and Strengthened Operating Platform to Support Sector Leading NOI and Core FFO Per Share Growth Improved Long-Term Growth Profile Supported by a 20,000 Unit Value Add Pipeline, 2 New Development Initiatives and Several New Development Joint Ventures Continuing to Improve Leverage Through Organic Growth and Reinvestment of Excess Cash Flow Bridge Pointe Huntsville, AL Canyon Resort at Great Hills Austin, TX Vesta City Park Charlotte, NC

Appendix & Definitions Canyon Resort at Great Hills, Austin, TX

28 26% 37% 58% 125% 36% 51% 86% 199% 16% 68% 110% 217% 78% 177% 269% 455% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% RMS Multifamily Index S&P 500 IRT Source: S&P Global, FactSet. Market data as of March 31, 2022. Note: Represents compound total return, with dividends reinvested. Track Record of Value Creation IRT has a proven track record of outperforming its peers and the broader market 1-Year 3-Year 5-Year Since IPO (1) All notations throughout this presentation appear as “End Notes” on pages 47-48.

29 Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply ◼ The national Class B vacancy rate remains resilient to supply and demand shocks with 2022 projected spreads in vacancy rates between Class A & B, with Class B at 4.7% and Class A at 7.0% o The majority of new supply remains concentrated in gateway markets, and competes with existing Class A properties for renters by choice compared to renters by necessity in Class B properties Homeownership Data Source: U.S Census Bureau as of Q1 2022. New Completions (Supply) Data Source: CoStar Q1 2022 Data Release. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets ◼ Growth in households increases the pool of renters, even more so during periods of reduced homeownership o The homeownership rate was 65.4% in Q1 2022 down from an uptick in Q3 2020 to 67.7% and the 69.2% in Q4 2004 (the peak) ◼ Homeownership affordability remains challenging for many households, especially first-time buyers. Lack of for-sale housing inventory, and rising mortgage rates continue to make homeownership unattainable or unattractive to many households. 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 69.0% 70.0% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 1 9 81 1 9 83 1 9 85 1 9 87 1 9 89 1 9 91 1 9 93 1 9 95 1 9 97 1 9 99 2 0 01 2 0 03 2 0 05 2 0 07 2 0 09 2 0 11 2 0 13 2 0 15 2 0 17 2 0 19 2 0 21 H o m e o w n e rs h ip R at e U n it s C o m p le te d Single Family Multifamily Homeownership Rate 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 0 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 275,000 300,000 325,000 350,000 375,000 400,000 425,000 450,000 475,000 2 0 05 2 0 06 2 0 07 2 0 08 2 0 09 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 2 0 23 V ac an cy R at e ( % ) C o m p le ti o n s (U n it s) Completions Projected Completions Class A Vacancy Class BC Vacancy

30 IRT Value Add Summary Project Life to Date as of March 31, 2022 Renovation Costs per Unit (2) Property Market Percentage Complete Total Units To Be Renovated Units Complete Units Leased Rent Premium (1) % Rent Increase Interior Exterior Total ROI - Interior Costs(3) ROI - Total Costs (4) Ongoing Stonebridge Crossing Memphis, TN 81.6% 500 408 393 153 18.1% 10,122 1,131 11,253 18.4% 16.3% The Commons at Canal Winchester Columbus, OH 79.5% 264 210 197 214 24.4% 10,564 402 10,965 24.3% 23.5% Vantage at Hillsborough Tampa-St. Petersburg, FL 79.3% 348 276 264 204 17.6% 13,890 2,155 16,045 18.5% 15.2% Avalon Oaks Columbus, OH 73.2% 235 172 163 289 30.7% 11,309 1,021 12,330 32.1% 28.1% Lucerne Tampa-St. Petersburg, FL 72.1% 276 199 195 260 23.4% 13,346 634 13,980 24.8% 22.3% Waterford Landing Atlanta, GA 66.5% 260 173 163 204 28.5% 8,599 685 9,284 28.3% 26.4% North Park Atlanta, GA 63.8% 224 143 137 215 32.0% 8,052 268 8,320 32.1% 31.0% Rocky Creek Tampa-St. Petersburg, FL 45.8% 264 121 124 407 40.0% 12,204 960 13,165 42.1% 37.1% Walnut Hill Memphis, TN 37.6% 362 136 132 477 43.7% 13,096 807 13,903 51.8% 41.2% Thornhill Raleigh-Durham, NC 34.6% 318 110 106 178 15.5% 13,802 1,046 14,848 17.1% 14.4% Meadows Louisville, KY 20.8% 400 83 75 150 15.6% 11,552 415 11,967 23.1% 15.1% Collier Park Columbus, OH 0.4% 232 1 3 382 37.5% 12,226 660 12,887 44.1% 35.5% Total/Weighted Average 66.8% 3.683 2,032 1,952 $236 21.9% $11,416 $974 $12,390 26.7% 22.9% Future 2022 Projects (5) Bayview Club Indianapolis, IN 0.0% 236 0 0 - 0.0% - - - 0.0% 0.0% Augusta Oklahoma City, OH 0.0% 197 0 0 - 0.0% - - - 0.0% 0.0% Invitational Oklahoma City, OH 0.0% 344 0 0 - 0.0% - - - 0.0% 0.0% Fox Trails Dallas, TX 0.0% 286 0 0 - 0.0% - - - 0.0% 0.0% Hilliard Grand Columbus, OH 0.0% 314 0 0 - 0.0% - - - 0.0% 0.0% Canyon Resort Austin, TX 0.0% 256 0 0 - 0.0% - - - 0.0% 0.0% The Pointe at Vista Ridge Dallas, TX 0.0% 300 0 0 - 0.0% - - - 0.0% 0.0% Landings of Brentwood Nashville, TN 0.0% 724 0 0 - 0.0% - - - 0.0% 0.0% Jefferson at the Perimeter Atlanta, GA 0.0% 504 0 0 - 0.0% - - - 0.0% 0.0% Park Valley Atlanta, GA 0.0% 496 0 0 - 0.0% - - - 0.0% 0.0% Total/Weighted Average 3,657 0 0 $- 0.0% $- $- $- 0.0% 0.0% Completed (6) The Village at Auburn Raleigh-Durham, NC 99.1% 328 325 308 183 15.2% 14,460 2,108 16,569 15.2% 13.3% Pointe at Canyon Ridge Atlanta, GA 90.1% 494 445 428 177 23.5% 9,009 1,773 10,782 23.1% 19.7% Oxmoor Louisville, KY 90.3% 432 390 384 181 14.1% 15,372 127 15,498 14.2% 14.0% Jamestown Louisville, KY 94.3% 296 279 283 279 21.3% 15,677 5,161 20,838 21.8% 16.0% Schirm Farms Columbus, OH 87.5% 264 231 222 99 15.3% 7,815 613 8,428 15.3% 14.2% Arbors River Oaks Memphis, TN 87.4% 191 167 163 260 28.3% 11,029 561 11,590 28.6% 27.0% Brunswick Point Myrtle Beach, SC - Wilmington, NC 85.4% 288 246 238 64 10.9% 7,003 56 7,058 10.7% 10.8% Total/Weighted Average 91.0% 2,453 2,083 2,026 $178 18.1% $11,771 $1,559 $13,330 18.3% 16.0% Grand Total/Weighted Average 9,633 4,115 3,978 $206 21.4% $11,597 $1,162 $12,759 22.5% 19.4% All notations throughout this presentation appear as “End Notes” on pages 47-48.

31 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% • Communities located within 5 min. of major highways • Communities located in top school districts • Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets • Major company presence in Atlanta include: Our Markets | Atlanta (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI Atlanta represents 15.7% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA 20222021 2020 3.16% 4.93% 2.30% 2020 2021 2022 0.99% 2.03% 0.91% 2020 2021 2022 -5.08% 0.38% 2.68%

32 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -2.25% 0.89% 3.03% • 16th largest city in the U.S. by population 4 • Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 5 • Job growth driven by an economic shift away from a manufacturing economy toward a service economy • Major employers include: Our Markets | Charlotte (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) 2020 Census Data (5) Fannie Mae Multifamily Metro Outlook 2021 Q3 Charlotte represents 1.7% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 20222021 2020 1.59% 3.11% 1.12% 2020 2021 2022 5.53% 10.87% 5.28% 2020 2021 2022

33 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -4.05% -1.31% 3.45% • 14th largest city in the U.S. by population 4 • Strong accessibility to major highway I-270 • Near thriving employment hubs such as Rickenbacker International airport • Class B communities insulated from new Class A construction • Major employers, and companies with headquarter-presence include: Our Markets | Columbus(1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) 2020 Census Data Columbus represents 6.1% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 2022 20212020 0.64% 1.55% 0.87% 2020 2021 2022 3.33% 6.67% 1.52% 2020 2021 2022

34 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -3.26% 2.91% 2.30% • 9th largest city in the U.S. by population 4 • The Dallas MSA has had the largest population growth within the past 10 years 5 • Dallas accounts for nearly 8% of all financial service jobs in the Southwest region. 6 • Major employers include: Our Markets | Dallas (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) 2020 Census Data (5) Freddie Mac Report as of January 2021 (6) Fannie Mae Multifamily Metro Outlook 2021 Q3 Dallas represents 12.0% of IRT’s NOI, portfolio-wide (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 20222021 2020 1.47% 2.91% 1.16% 2020 2021 2022 3.54% 7.18% 2.50% 2020 2021 2022

35 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -5.52% -0.59% 2.92% • Population growth in the metro area is expected to exceed 5.5% over the next five years4 • The MSA had the 10th largest population increases from 2010-20195 • Major employers include: Our Markets | Denver (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Denver represents 8.0% of IRT’s NOI, portfolio-wide (3) Belmar Villas Lakewood, CO Bristol Village Aurora, CO 2022 20212020 0.74% 1.30% 0.66% 2020 2021 2022 3.05% 6.90% 4.07% 2020 2021 2022

36 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -5.91% -1.40% 4.19% • Job growth is expected to be 2.7% annually through 2025, compared to 1.7% nationally. 4 • Houston sits at #2 for the Top ten MSAs by population growth (2010-2019). 5 • Major employers include: Our Markets | Houston (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Houston represents 4.3% of IRT’s NOI, portfolio-wide (3) Villas at Huffmeister Houston, TX Carrington Place Houston, TX 2022 20212020 1.31% 2.90% 1.41% 2020 2021 2022 3.68% 6.47% 2.05% 2020 2021 2022

37 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -0.53% 2.16% 2.08% • Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population 1 • Major employers include: Our Markets | Huntsville (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI Huntsville represents 2.9% of IRT’s NOI, portfolio-wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 20222021 2020 2.02% 3.31% 1.02% 2020 2021 2022 5.61% 12.62% 13.04% 2020 2021 2022

38 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -3.49% 0.46% 2.12% • 15th largest city in the U.S. by population • Communities located in top school districts • Experienced outsized job growth in health care and retail trade industries • Major employers include: Our Markets | Indianapolis (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI Indianapolis represents 6.8% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN 20222021 2020 0.81% 1.46% 0.33% 2020 2021 2022 1.89% 3.50% 0.84% 2020 2021 2022

39 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -4.37% -1.48% 2.93% • Located within 5 min. of major highways • Benefiting from the proximity to growing industrial footprint • Each community is in a top school district in the market • Burgeoning tourism hub • Major employers include: Our Markets | Louisville (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI Louisville represents 3.4% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 2022 20212020 0.30% 0.72% 0.20% 2020 2021 2022 3.20% 5.80% 1.27% 2020 2021 2022

40 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -2.95% -0.47% 2.73% • Memphis has all the amenities of a large city with a cost of living more than 20% below the national average. 4 • Tennessee is one of the lowest-taxed states per capita in the nation. 4 • Major employers include: Our Markets | Memphis (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) Greater Memphis Chamber of Commerce Memphis represents 4.1% of IRT’s NOI, portfolio-wide (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 2022 20212020 0.11% 0.51% 0.08% 2020 2021 2022 0.30% 1.94% 1.22% 2020 2021 2022

41 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -2.77% 2.44% 2.97% • Metro area job growth expected to outpace the national rate through 2025 4 • Oracle plans to expand in the market. Adding 8,500 jobs and will invest $1.2 billion in the new project. • Major employers include: Our Markets | Nashville (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Nashville represents 4.3% of IRT’s NOI, portfolio-wide (3) Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN 20222021 2020 1.46% 2.73% 0.87% 2020 2021 2022 5.33% 10.15% 8.12% 2020 2021 2022

42 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -4.53% -2.12% 3.35% • The metro’s population grew 0.5% this year, which was above the 0.2% national average 4 • Actively executing the redevelopment of its downtown area 4 • Located within 5 min. of major highways and retail • Major employers include: Our Markets | Oklahoma City (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Oklahoma City represents 4.9% of IRT’s NOI, portfolio-wide (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 2022 20212020 1.05% 1.92% 0.20% 2020 2021 2022 0.52% 2.45% 1.28% 2020 2021 2022

43 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -9.41% -1.28% 6.07% • Established tourism hub • Centrally located in FL, easily accessible to drive to and from close markets • Job growth is expected to be at 3.4% annually through 2025, compared to 1.7% nationally (4) • Major employers include: Our Markets | Orlando (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Orlando represents 0.9% of IRT’s NOI, portfolio-wide (3) Millenia 700 Orlando, FL 2022 20212020 1.25% 2.57% 1.08% 2020 2021 2022 4.77% 9.83% 4.77% 2020 2021 2022

44 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -1.85% 2.76% 2.73% • Communities located within 5 min. of major throughways • Easy access to local retail centers • Concentration around Research Triangle Park • Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI Raleigh-Durham represents 5.0% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 20222021 2020 1.67% 3.12% 1.09% 2020 2021 2022 4.57% 6.05% 4.81% 2020 2021 2022

45 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.18% Gateway Markets 5.78% 2022 Population Growth: National Average 0.29% Gateway Markets 0.27% -3.00% 2.09% 1.64% • $3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown • Major employers in the area include: • Major companies have committed to a major presence in the market such as: Our Markets | Tampa (1) Footnotes: (1) CoStar 2022 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) For 2022 Budgeted NOI Tampa represents 3.3% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 20222021 2020 1.03% 1.96% 0.76% 2020 2021 2022 3.09% 6.93% 5.11% 2020 2021 2022

46 IRT Resident Demographics at a Glance (1) All notations throughout this presentation appear as “End Notes” on pages 47-48. 47% 53% Gender Breakdown 76% 24% Marital Status 32 of residents between 41% 18-29 years old Average Age with Young, growing resident population benefiting from amenity-rich communities without overextending on rent Residents make up a diverse job pool Top Industries of Residents Include: 1. Medical Services 2. Services 3. Professional 4. Sales 5. Technology Male Female Single Married Residents make up a diverse job pool Residents migrating to our communities: Average Rent to Income of Our Newest Residents (2) 19% 21% are from out-of-state 26% of those from out-of-state are from either the West Coast, IL or the Northeast

47 End Notes Slide 2 (1) For the total portfolio as of March 31, 2022 or for 1Q 2022, as applicable. (2) Communities and units as of June 1, 2022. (3) IRT also has a corporate office in Irvine, CA. (4) As of market close on March 31, 2022. (5) Represents year-over-year change, comparing first quarter 2022 IRT same store results to first quarter 2021. NOI is a non-GAAP financial measure. See slides 47- 48 for definitions and reconciliations. (6) Represents average effective rent and average occupancy for the IRT same store portfolio for the three months ended March 31, 2022. (7) Return on investment or ROI throughout this presentation is calculated as rent premium per unit per month, multiplied by 12 months, dividend by interior renovation costs or total renovation costs, as applicable. (8) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2022 CFFO could vary significantly from the projections presented. Slide 4 (1) As of market close on December 15, 2021. Slide 5 (1) Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months. Slide 7 (1) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2022 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements”. Our guidance is based on the key guidance assumptions detailed. (2) Per share guidance is based on 228.0 million weighted average shares and units outstanding. (3) Depreciation and amortization includes $53.3 million ($0.23 per share) of amortization related to STAR in-place lease intangibles that are a result of GAAP purchase accounting. These intangibles are expected to be amortized over less than one year. (4) Gains on sale of real estate assets include only the four asset sales that occurred in 1Q 2022 and the two properties identified as held for sale as of March 31, 2022 (5) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual results could vary significantly from the projections presented. See “Forward-Looking Statements”. (6) Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting, we recorded a $72.1 million loan premium, net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will be excluded from CFFO. (7) We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statements”. Slide 11 (1) Portfolio Summary as of March 31, 2022, NOI for 1Q 2022 and total communities as of June 1, 2022. (2) Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. (3) Includes communities located in Louisville and Lexington, KY.

48 End Notes (continued) Slide 12 (1) Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco, and Los Angeles. (2) Proforma IRT weighted averages are based on the 120 properties / 35,594 units owned by IRT as of June 1, 2022 and excludes two development assets. Slide 14 (1) Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. (2) IRT weighted averages are based on unit count as of March 31, 2021. Slide 17 (1) Calculated as incremental NOI, divided by a 4.0% cap rate, net of capital investment. Incremental NOI of $9.6 million calculated as total costs-to-date of $52.2 million Slidmultiplied by ROI of 18.4%. (2) Value add pipeline data is as of March 31, 2022. These projections constitute forward-looking information. See “Forward-Looking Statements”. (3) Illustrative estimated cost / unit ranging from $12,000 to $13,000. (4) Illustrative 18.4% annual ROI based on IRT’s historical returns. (5) Calculated as incremental NOI, divided by 4% cap rate net of capital invested. Slide 24 (1) Market data as of March 31, 2022. Slide 28 (1) IPO date of August 13, 2013. Slide 30 (1) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. (2) Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. (3) Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. (4) Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. (5) The Collier Park commenced during Q1 2022 and we expect the other future projects to commence in mid-2022. (6) We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units. Slide 46 (1) Data as of March 31, 2022. (2) Data as of the last 90 days ending June 1, 2022.

49 Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. We updated our definition of CFFO during Q1 2021 to the definition described below. All prior periods have been adjusted to conform to the current CFFO definition. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty losses, abandoned deal costs and debt extinguishment costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion , debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

50 Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. We may also refer to the Same Store Portfolio as the IRT Same Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). We present net debt because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

51 Definitions and Non-GAAP Financial Measure Reconciliations March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Reconciliation of same-store net operating income to net income (loss) Same-store net operating income 89,169$ 87,014$ 84,806$ 79,315$ 76,747$ Non same-store net operating income 4,925 7,923 7,054 5,179 4,805 Pre-Merger STAR Portfolio NOI - (45,086) (54,433) (49,506) (47,579) Other revenue 385 113 188 158 301 Other income (expense), net 380 - - - - Property management expenses (5,556) (3,221) (2,199) (2,176) (1,943) General and administrative expenses (7,928) (4,442) (3,985) (4,241) (5,942) Depreciation and amortization expense (78,174) (26,210) (17,384) (16,763) (16,552) Casualty gains (losses), net 1,393 - - - (359) Interest expense (20,531) (10,757) (8,700) (8,559) (8,385) Gain on sale (loss on impairment) of real estate assets, net 94,712 76,179 11,492 — — Gain (loss) on extinguishment of debt — (10,261) — — — Merger and integration costs (1,895) (41,787) (5,276) — — Net income (loss) $ 76,880 $ 29,465 $ 11,564 $ 3,407 $ 1,093 (a) Same store portfolio includes 113 properties, w hich represent 33,804 units. For the Three-Months Ended (a) Independence Realty Trust Inc. Reconciliation of Same-Store Net Operating Income to Net Income (loss) (Dollars in thousands)

52 Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, our expectations with respect to our operating performance and financial results, including our 2022 earnings guidance, timing and amount of future dividends, timing and terms of property acquisitions, dispositions, joint venture investments, developments and redevelopments and other capital expenditures, timing and terms of capital raising and other financing activity, lease pricing, revenue and expense growth, occupancy levels, supply levels, job growth, interest rates and other economic expectations, and anticipated benefits of our recently completed merger (the “STAR Merger”) with Steadfast Apartment REIT, Inc. (“STAR”), including as to the amount of synergies from the STAR Merger. Such forward-looking statements involve risks, uncertainties, estimates and assumptions and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward- looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and not within our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause our future actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: (i) risks related to the impact of COVID-19 and other potential outbreaks of infectious diseases on our financial condition, results of operations, cash flows and the impact of such risks on the financial condition of our residents and their ability to pay rent; (ii) the nature and duration of measures taken by federal, state and local government authorities to combat the spread of disease; (iii) changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; (iv) uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; (v) increased costs on account of inflation; (vi) inability of tenants to meet their rent and other lease obligations and charge-offs in excess of our allowance for bad debt; (vii) legislative restrictions that may regulate rents or delay or limit collections of past due rents; (viii) risks endemic to real estate and the real estate industry generally; (ix) impairment charges; (x) the effects of natural and other disasters; (xi) delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; (xii) failure to realize the cost savings, synergies and other benefits expected to result from the STAR Merger; (xiii) unexpected costs or delays in integration of the IRT and STAR businesses; (xiv) unknown or unexpected liabilities related to the STAR Merger; (xv) unexpected costs of REIT qualification compliance; (xvi) unexpected changes in our intention or ability to repay certain debt prior to maturity; (xvii) inability to sell certain assets within the time frames or at the pricing levels expected; (xviii) costs and disruptions as the result of a cybersecurity incident or other technology disruption; and (xix) and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2021 and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward- looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant.